                                                                   Exhibit 99.11

                                                                  Execution Copy

                        RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2006, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Holdings") and SUNTRUST MORTGAGE, INC., a Virginia corporation (the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware corporation ("Aurora") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, solely in its capacity as trustee (in such capacity, the "Trustee") under the Trust Agreement (as defined below), recites and provides as follows:

                                    RECITALS

          WHEREAS, Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital") acquired certain conventional, residential, fixed and adjustable rate, first and second lien mortgage loans from the Servicer pursuant to the Flow Mortgage Loan Purchase and Warranties Agreement between Lehman Capital and the Servicer, dated as of May 18, 2006 (Group No. 2006-FLOW, hereinafter the "Purchase Agreement"), which mortgage loans were either originated or acquired by the Servicer.

          WHEREAS, certain of these mortgage loans as identified on Exhibit E hereto (the "Mortgage Loans") are currently being serviced by the Servicer pursuant to a Flow Interim Servicing Agreement between Lehman Capital, as the Purchaser, and the Servicer, dated as of May 18, 2006 (for Fixed and Adjustable Rate Residential Mortgage Loans, Group No. 2006-FLOW, hereinafter, the "FISA") and annexed hereto as Exhibit B.

          WHEREAS, Lehman Holdings has conveyed the Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO") pursuant to a Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006 (the "Mortgage Loan Sale and Assignment Agreement"), and SASCO in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement dated as of June 1, 2006 (the "Trust Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO, as depositor.

          WHEREAS, Lehman Holdings desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Holdings and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

          WHEREAS, Lehman Holdings and the Servicer agree that the provisions of the FISA shall continue to apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement and until July 1, 2006 (the "Servicing Transfer Date"), or such other date as is mutually upon by the parties hereto.

          WHEREAS, Lehman Holdings and the Servicer agree that on the Servicing Transfer Date the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by Lehman Holdings herein.

          WHEREAS, Lehman Holdings and the Servicer agree that the provisions of the FISA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

          WHEREAS, Lehman Holdings and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Holdings and the Servicer hereby agree as follows:

                                    AGREEMENT

          1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to them in the Trust Agreement.

          2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated as of June 1, 2006, between the Custodian and the Trustee.

          3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the FISA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the FISA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. Lehman Holdings acknowledges that all of its rights and obligations as Purchaser under the FISA as reconstituted herein pursuant to this Agreement shall continue in full force and effect. The parties hereto acknowledge and agree that the Servicing Transfer Date with respect to the Mortgage Loans is July 1, 2006 (or such later date as may be agreed upon by the parties hereto). On such date, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the FISA and the Purchase Agreement to the successor servicer designated by Lehman Holdings. Lehman Holdings hereby designates Aurora to act as the servicer of the Mortgage Loans on and after the Servicing Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between Lehman Holdings and Aurora.

          4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 2.05 and Section 3.01 of the FISA, the remittance on July 5, 2006 to the Trust Fund is to

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include principal due after June 1, 2006 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period, exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clause (b) Section 3.01 of the FISA.

          5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LXS 2006-10N Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital under the FISA to enforce the obligations of the Servicer under the FISA as to the Mortgage Loans, and the term "Purchaser" as used in the FISA in connection with any rights of the Purchaser as to the Mortgage Loans shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article XI of the FISA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the FISA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

          6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 10.01 of the
FISA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

          7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

          All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

          Aurora Loan Services LLC
          327 Inverness Drive South
          Englewood, CO 80112
          Mail Stop Code - 3195
          Attn: E. Jerald W. Dreyer- Master Servicing
                LXS 2006-10N
          Tel:  720-945-3422

          All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

          JPMorgan Chase Bank, N.A.
          New York, New York
          ABA#: 021-000-021
          Account Name: Aurora Loan Services LLC,
                        Master Servicing Payment Clearing Account
          Account Number: 066-611059
          Beneficiary: Aurora Loan Services LLC
          For further credit to: LXS 2006-10N

          All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

          U.S. Bank National Association
          1 Federal Street
          Boston, M.A. 02110
          Reference: LXS 2006-10N
          Attention: Corporate Trust Services
          Telephone: (617) 603-6401
          Telecopier: (617) 603-6337

          All notices required to be delivered to Lehman Capital or Lehman Holdings hereunder shall be delivered to Lehman Holdings at the following address:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue, 6th Floor
          New York, New York 10019
          Attention: Leslee Gelber
          Telephone: (212) 526-5861
          E-mail: lgelber@lehman.com

          With a copy to:

          Dechert LLP
          Cira Centre
          2929 Arch Street
          Philadelphia, PA 19104

          Attention: Steven J. Molitor, Esq.

          All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the FISA.

          8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          10. Reconstitution. Lehman Holdings and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the FISA.

          11. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The parties hereto agree to cooperate in good faith to amend this Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

"NIM Security" shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class 1-X or Class 2-X Certificates issued by the Trust Fund.

"NIMS Insurer" shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

"NIMS Transaction" shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class 1-X or Class 2-X Certificates issued by the Trust Fund.

          12. Distressed Mortgage Loans. The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans, to the extent required by the applicable servicing provisions in the FISA. Any such purchase shall be accomplished by: (A) remittance to the Master Servicer of the Purchase Price (as defined in the Trust Agreement) for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement, and (B) the NIMS Insurer's (i) acknowledgment and agreement to retain Servicer, as the servicer for any such purchased Distressed Mortgage Loan, to service such Distressed Mortgage Loan pursuant to the provisions of the FISA, and (ii) assumption, for the benefit of the Servicer, of the rights and obligations of the Trust Fund as owner of such purchased Distressed Mortgage Loans pursuant to the FISA. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loans to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. A Distressed Mortgage Loan is as of any Determination Date a Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

          Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,


                                        By:
                                            ------------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory


                                        SUNTRUST MORTGAGE, INC.,
                                           as Servicer


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Acknowledged:

AURORA LOAN SERVICES LLC,
   as Master Servicer


By:
    ------------------------------------
    Name: Jerald W. Dreyer
    Title: Vice President


U.S. BANK NATIONAL ASSOCIATION,
   as Trustee and not individually


By:
    ------------------------------------
    Name: Maryellen Hunter
    Title: Assistant Vice President

                                    EXHIBIT A

                            Modifications to the FISA

1.   Unless otherwise specified herein, any provisions of the FISA relating to
     (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan Transfers, Securitization Transactions and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the FISA (other than Exhibit 7 thereto, and Exhibits A and B to such Exhibit 7) and all references to such exhibits shall also be disregarded, and any references in the language inserted or substituted in the FISA pursuant to the provisions hereof to any other exhibit "to this Agreement" shall be deemed to be references to the corresponding exhibit to this Agreement.

2. New definitions of "Certificate" and "Code" are hereby added to Article 1 immediately following the definition of "Agreement" to read as follows:

          Certificate: shall have the meaning given to such term in the Trust Agreement.

          Code: the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

3. A new definition of "Custodial Agreement" is hereby added to Article 1 immediately following the definition of "Custodial Account" to read as follows:

          Custodial Agreement: means the Custodial Agreement dated June 1, 2006, between Wells Fargo Bank, National Association, as custodian, and the Trustee.

4. A new definition of "Custodian" is hereby added to Article 1 immediately following the definition of "Custodial Agreement" to read as follows:

          Custodian: means Wells Fargo Bank, National Association.

5. A new definition of "Determination Date" is hereby added to Article 1 immediately following the definition of "Custodian" to read as follows:

          Determination Date: means the 30th day of the calendar month preceding the related Remittance Date or, for any calendar month of less than 30 days, the last day of such calendar month.

6. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Remittance Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates and has a short-term rating of at least "A-1" or its equivalent by each Rating Agency. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

7. A new definition of "GNMA" is hereby added to Article I immediately following the definition of "Fannie Mae Guides" to read as follows:

          GNMA: The Government National Mortgage Association, or any successor thereto.

8. The definition of "Master Servicer" in Article I is hereby amended in its entirety to read as follows:

          Master Servicer: Aurora Loan Services LLC, a Delaware corporation, as master servicer pursuant to the provisions of the Trust Agreement, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement.

9. A new definition of "Monthly Advance" is hereby added to Article I immediately following the definition of "Master Servicer" to read as follows:

          Monthly Advance: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Seller, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Seller determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Seller forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Seller which may support such determinations.

10. The term "(the "Mortgage Loans")" is hereby deleted in its entirety from the first recital paragraph, and a new definition of "Mortgage Loan" is hereby added to Article I immediately following the definition of "Mortgage Impairment Insurance Policy" to read as follows:

          Mortgage Loan: An individual servicing-released mortgage loan which has been sold by Lehman Holdings to SASCO and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, any periodic reports required by this Agreement with respect to such Mortgage Loan, any principal prepayments as to such Mortgage Loan, any Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds as to such Mortgage Loan and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

11. A new definition of "Mortgage Loan Schedule" is hereby added to Article 1 immediately following the definition of "Mortgage Loan Remittance Rate" to read as follows:

          Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were sold by Lehman Holdings to SASCO, which Mortgage Loan Schedule is attached as Exhibit E to this Agreement.

12. The definition of "Qualified Depository" in Article 1 is hereby amended in its entirety to read as follows:

          Qualified Depository: Any of (i) a federal or state-chartered depository institution whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for no more than 365 days or whose commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least "A-2" by Standard & Poor's, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations which has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

13. A new definition of "Qualified GIC" is hereby added to Article I immediately following the definition of "Qualified Depository" to read as follows:

          Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                    (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                    (b) provide that the Seller may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                    (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                    (d) provide that the Seller's interest therein shall be transferable to any successor servicer or the Master Servicer hereunder; and

                    (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Remittance Date.

14. New definitions of "Rating Agency," "REMIC," and "REMIC Provisions" are hereby added to Article 1 immediately following the definition of "Qualified Depository" to read as follows:

          Rating Agency: Each of Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor in interest to either of them.

          REMIC: shall have the meaning given to such term in the Trust
          Agreement.

          REMIC Provisions: the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

15. A new definition of "SASCO" is hereby added to Article 1 immediately following the definition of "SAIF" to read as follows:

          SASCO: Structured Asset Securities Corporation, a Delaware special purpose corporation.

16. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

          Servicing Fee: An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Seller or as otherwise provided under this Agreement.

17. A new definition of "Servicing Fee Rate" is hereby added to Section 1 to immediately follow the definition of "Servicing Fee," to read as follows:

          Servicing Fee Rate: 0.375%.

18. New definitions of "Trust Agreement," "Trustee," "Trust Fund" and "Trust REMIC" are hereby added to Article 1 immediately following the definition of "Servicing Officer" to read as follows:

          Trust Agreement: means that certain trust agreement, dated as of June 1, 2006, among the Trustee, the Master Servicer, and SASCO, as depositor.

          Trustee: U.S. Bank National Association, as trustee under the Trust Agreement.

          Trust Fund: the LXS 2006-10N Trust Fund created pursuant to the Trust Agreement.

          Trust REMIC: shall have the meaning given to such term in the Trust Agreement.

19.  Section 2.01 (Seller to Act as Servicer) is hereby amended as follows:

          (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

               Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

          (ii) by adding the following to penultimate sentence of the second paragraph of such section immediately preceding the period:

          provided, that, upon full release or discharge, the Seller shall notify the related Custodian of the related Mortgage Loan of such full release or discharge

          (iii) by adding the following to the end of the second paragraph of such section:

          Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

20. Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

     (i) by adding the words "No later than thirty (30) days after the Closing Date," to the beginning of the last sentence of the first paragraph;

     (ii) by deleting the words "SunTrust Mortgage, Inc., in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Adjustable Rate Mortgage Loans, Group No. 2006-FLOW" in the first sentence of the first paragraph, and replacing it with the following words:

          "SunTrust Mortgage, Inc., in trust for U.S. Bank National Association, as Trustee for Structured Adjustable Rate Mortgage Loan Trust, Series 2006-10N"; and

     (iii) by replacing the words "on a daily basis" in the first sentence of the second paragraph of such section with the words "within two (2) Business Days of receipt".

     (iv) by deleting the word "and" from the end of clause (vii) of the second paragraph of such section, by replacing the period at the end of clause
     (viii) of such paragraph with "; and" and by adding a new clause (ix) immediately after clause (viii) in such paragraph to read as follows:

          (ix) any prepayment charge received in connection with the Mortgage Loans.

21. Section 2.06 (Establishment of and Deposits to Escrow Account) is hereby amended as follows:

     (i) by adding the words "No later than thirty (30) days after the Closing Date," to the beginning of the last sentence of the first paragraph; and

     (ii) by deleting the words "SunTrust Mortgage, Inc., in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Adjustable Rate Mortgage Loans, Group No. 2006-FLOW and various Mortgagors" in the first sentence of the first paragraph, and replacing it with the following words:

          "SunTrust Mortgage, Inc., in trust for U.S. Bank National Association, as Trustee for Structured Adjustable Rate Mortgage Loan Trust, Series 2006-10N".

22. Section 2.10 (Protection of Accounts) is hereby amended by adding the following sentence to the end of the first paragraph:

     The Seller shall give notice to the Master Servicer of any change in the location of the Custodial Account no later than 30 days after any such transfer is made and deliver to the Master Servicer a certification notice in the form of Exhibit D-1, D-2, E-1 or E-2, as applicable, with respect to such Qualified Depository.

23. Section 2.17 (Title, Management and Disposition of REO Property) is hereby amended as follows:

          (i) by replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years";

          (ii) by adding a new paragraph after the fourth paragraph thereof to read as follows:

               In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Seller shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Seller has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Seller has received such an extension (and provided a copy of the same to the Trustee and the Master Servicer), then the Seller shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Seller has not received such an extension and the Seller is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Seller has received such an extension, and the Seller is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Seller shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Seller) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Seller which would enable the Seller, on behalf of the Trust Fund, to request such grant of extension. Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Seller has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          (iii) by deleting the first sentence of the fifth paragraph thereof;

          (iv) by replacing the words "one year is permitted under the foregoing sentence and" with "three years" in the second sentence of the fifth paragraph thereof; and

          (v) by replacing the word "unreimbursed advances" in the last sentence of the seventh paragraph thereof with "unreimbursed Monthly Advances."

24.  Section 3.01 (Remittances) is hereby amended as follows:

          (i) by replacing the word "second" with "first" in the second paragraph thereof:

          (ii) by adding the following after the second paragraph of such
     Section:

               All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                    JPMorgan Chase Bank, National Association
                    New York, New York
                    ABA #: 021-000-021
                    Account Name: Aurora Loan Services LLC
                                  Master Servicing Payment Clearing Account
                    Account Number: 066-611059
                    Beneficiary: Aurora Loan Services LLC
                    For further credit to: LXS 2006-10N

25. Section 3.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

          Section 3.02 Statements to Master Servicer.

               Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business
          Day), the Seller shall furnish to the Master Servicer (i) a monthly remittance advice in a format mutually agreed to between the Seller and the Master Servicer similar to the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in a format mutually agreed to between the Seller and the Master Servicer similar to the format set forth in Exhibit D-2 hereto relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

               The Seller shall promptly notify the Trustee, the Master Servicer and the Depositor (i) of any legal proceedings pending against the Seller of the type described in Item 1117 (Section 229.1117) of Regulation AB and (ii) if the Seller shall become (but only to the extent not previously disclosed to the Master Servicer and the Depositor) at any time an affiliate of any of the other parties listed on Exhibit G to this Agreement.

               If so requested by the Trustee, the Master Servicer or the Depositor on any date following the date on which information was first provided to the Trustee and the Depositor pursuant to the preceding sentence, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 2(b)(i) of the Regulation AB Compliance Addendum (or, if such a representation and warranty is not accurate as of the date of such request, provide reasonable adequate disclosure of the pertinent facts, in writing, to the requesting party.

               The Seller shall provide to the Trustee, the Master Servicer and the Depositor prompt notice of the occurrence of any of the following: any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Seller, the Seller's engagement of any Subservicer, Subcontractor or vendor to perform or assist in the performance of any of the Seller's obligations under this Agreement, any material litigation involving the Seller, and any affiliation or other significant relationship between the Seller and other transaction parties, as such transaction parties are identified on Exhibit G to this Agreement.

               Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business
          Day), the Seller shall provide to the Trustee, the Master Servicer and the Depositor notice of the occurrence of any material modifications, extensions or waivers of terms, fees, penalties or payments relating to the Mortgage Loans during the related Due Period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation
          AB) along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D.

26. Section 4.04 (Annual Statement as to Compliance) is hereby deleted in its entirety.

27. Article VIII paragraph (a) (Indemnification) is hereby amended and restated in its entirety to read as follows:

               The Seller shall indemnify Lehman Brothers Holdings Inc., the Trust Fund, the Trustee, the Depositor and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 2(d) of the Regulation AB Compliance Addendum) or for any inaccurate or misleading information provided in the certification required pursuant to Section 2(d) of the Regulation AB Compliance Addendum. The Seller immediately shall notify Lehman Brothers Holdings Inc., the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Seller shall follow any written instructions received from the Trustee in connection with such claim. The Seller shall provide the Trustee with a written report of all expenses and advances incurred by the Seller pursuant to this Article VIII, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Seller to service and administer the

          Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Seller.

28. Section 10.06 (No Litigation Pending) is hereby amended by adding the phrase "or any Subservicer" after each instance of "Seller".

29.  Section 11.01 (Events of Default) is hereby amended by:

          (a)  changing any reference to "Purchaser" to "Master Servicer"

          (b) adding the words "within the applicable cure period" after the word "remedied" in clause (a);

          (c) amending and restating clause (f) in its entirety to read as follows:

               the Seller at any time is not either a Fannie Mae or Freddie Mac approved seller/servicer, and the Master Servicer has not terminated the rights and obligations of the Seller under this Agreement and replaced the Seller with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; and

          (d) by removing the word "or" at the end of clause (f) and adding the following clauses after clause (g):

               (h) any failure by the Seller to duly perform, within the required time period, its obligations to provide any certifications under Sections 2(d) and (e) of the Regulation AB Compliance Addendum, which failure continues unremedied for a period of ten (10) days; or

               (i) any failure by the Seller to duly perform, within the required time period, its obligations to provide any other information, data or materials required to be provided hereunder, including any items required to be included in any Exchange Act report.

30. Section 11.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee."

31. Section 6.01 (Termination Upon Transfer of Servicing; Termination Procedures) is hereby amended by adding the following sentence after the first sentence of Section 6.01:

               At the time of any termination of the Seller pursuant to this
          Section 6.01, the Seller shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 11.01 hereof, such unreimbursed amounts shall not be reimbursed to the Seller until such amounts are received by the Trust Fund from the related Mortgage Loans.

32.  A new Section 12.11 (Successor to Seller) is hereby added to the Agreement:

          Section 12.11 Successor to Seller.

               Simultaneously with the termination of the Seller's responsibilities and duties under this Agreement pursuant to Sections 6.01, 8.03 or 11.01, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement with the termination of the Seller's responsibilities, duties and liabilities under this Agreement. Any successor to the Seller that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc., the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Seller under this Agreement. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
          Section 12.11 and shall in no event relieve the Seller of the representations and warranties made pursuant to Article X, and the remedies available to the Trust Fund under Section 2(g) of the Regulation AB Compliance Addendum shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Seller shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Seller shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Seller's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Seller and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Seller under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or termination of this Agreement pursuant to Sections 6.01, 8.03 or 11.01 shall not affect any claims that the Master Servicer or the Trustee may have against the Seller arising out of the Seller's actions or failure to act prior to any such termination or resignation.

               The Seller shall deliver within three (3) Business Days of the appointment of a successor servicer the funds in the Custodial Account and Escrow Account and all Servicing Files and related documents and statements held by it hereunder to the successor servicer and the Seller shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.

               Upon a successor's acceptance of appointment as such, the Seller shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Seller or resignation of the Seller or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Seller hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Seller from its own funds without reimbursement.

33. Section 12.03 (Entire Agreement; Amendment) is hereby amended by deleting the period at the end of such section and replacing it with the following:
     "and by the Seller and Lehman Brothers Holdings Inc., if such enforcement is sought against the Purchaser."

34.  A new Section 12.12 (Acknowledgment) is hereby added to the Agreement:

          Section 12.12 Acknowledgment.

                    The Seller hereby acknowledges that the rights of Lehman Brothers Holdings Inc. under the FISA, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be an assignment and assumption agreement or other assignment document required pursuant to
          Section 2(b) of the Flow Mortgage Loan Purchase and Warranties Agreement, by and between Lehman Capital and the Seller, dated as of May 18, 2006, or Section 8.04 of the FISA and will constitute an assignment and assumption of the rights of Lehman Brothers Holdings Inc. under the FISA to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Seller hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

35. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Master Servicer, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

36. A new definition of "Owner" is hereby added to Section 1 of the Regulation AB Compliance Addendum immediately following the definition of "Depositor" to read as follows:

          Owner: The Purchaser.

37. Section 2(a) of the Regulation AB Compliance Addendum (Intent of the Parties; Reasonableness) is hereby amended as follows:

          (a) The first paragraph of such subsection is amended by (1) replacing the words "the Owner and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" and (2) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer"; and

          (b) The second paragraph of such subsection is amended by (1) replacing the words "Neither the Owner nor any Depositor" with "None of the Trust Fund, the Depositor, the Trustee and the Master Servicer," (2) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance, (3) by replacing the words "the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer to deliver to such party (including any of its assignees or designees)," and (4) by replacing the words "the Owner or such Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer."

38. Section 2(b) of the Regulation AB Compliance Addendum (Additional Representations and Warranties of the Seller) is hereby amended as follows:

          (a) by replacing the words "the Owner and to any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (b) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (c) by replacing the words "the Owner or such Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance.

39. Section 2(c) of the Regulation AB Compliance Addendum (Information to Be Provided by the Seller) is hereby amended as follows:

          (a) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (b) by replacing the words "the Owner and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (c) by replacing the words "the Owner and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (d) by replacing the words "the Owner or Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (e) by replacing the words "the Owner or the Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (f) by replacing the words "the Owner or such Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance.

40. Section 2(d) of the Regulation AB Compliance Addendum (Servicer Compliance Statement) is hereby amended by replacing the words "the Owner and the Depositor" and the words "the Owner and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance.

41. Section 2(e) of the Regulation AB Compliance Addendum (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

          (a) the first paragraph after subparagraph (i)(D) of such section is hereby amended by (1) replacing the words "Neither the Owner nor any Depositor" with "None of the Trust Fund, the Depositor, the Trustee and the Master Servicer" and (2) replacing the words "unless a Depositor" with "unless such party";

          (b) by replacing the words "the Owner and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (c) by replacing the words "the Owner and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance;

          (d) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (e) by replacing the words "the Owner, any Depositor and any other Person" with "the Trust Fund, the Depositor, the Trustee, the Master Servicer and any other Person" in each instance.

42. Section 2(f) of the Regulation AB Compliance Addendum (Use of Subservicers and Subcontractors) is hereby amended as follows:

          (a) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (b) by replacing the words "the Owner and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance; and

          (c) by replacing the words "the Owner and such Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance.

43. Section 2(g) of the Regulation AB Compliance Addendum (Indemnification; Remedies) is hereby amended as follows:

          (a) subparagraph (i) of such section is hereby amended by (1) replacing the words "the Owner, each affiliate of the Owner" with "the Trust Fund, the Depositor, the Trustee, the Master Servicer," (2) deleting the words "or of the Depositor" in its entirety and (3) deleting the words "and of the Depositor" in its entirety;

          (b) subparagraph (ii)(C) of such section is hereby amended by (1) replacing the words "the Owner (or any designee of the Owner, such as a master servicer) and any Depositor" with "the Trust Fund, the Depositor, the Trustee and the Master Servicer," (2) replacing the words "the Owner (or such designee) or such Depositor" with "such party" in each instance and (3) by replacing the words "the Owner or any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (c) by replacing the words "the Owner, any Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance;

          (d) by replacing the words "the Owner or Depositor" with "the Trust Fund, the Depositor, the Trustee or the Master Servicer" in each instance; and

          (e) by replacing the words "Neither the Owner nor any Depositor" with "None of the Trust Fund, the Depositor, the Trustee and the Master Servicer" in each instance.

                                    EXHIBIT B

                                      FISA

                                See Exhibit 99.12

                                    EXHIBIT C

                                    Reserved

                                   EXHIBIT D-1

                                 STANDARD LAYOUT

FIELD NAME   DESCRIPTION                                               FORMAT
-------------------------------------------------------------------------------------------------
I. INVNUM    INVESTOR LOAN NUMBER                                      Number no decimals

SERVNUM      SERVICER LOAN NUMBER, REQUIRED                            Number no decimals
BEGSCHEDBAL  BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED               Number two decimals
             BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
             REQUIRED
SCHEDPRIN    SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED        Number two decimals
             ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
             REQUIRED, .00 IF NO COLLECTIONS
CURT1        CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
CURT1DATE    CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE               DD-MMM-YY
CURT1ADJ     CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE           Number two decimals
CURT2        CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
CURT2DATE    CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE               DD-MMM-YY
CURT2ADJ     CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE           Number two decimals
LIQPRIN      PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE      Number two decimals
OTHPRIN      OTHER PRINCIPAL, .00 IF NOT APPLICABLE                    Number two decimals
PRINREMIT    TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE  Number two decimals
INTREMIT     NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,              Number two decimals
             .00 IF NOT APPLICABLE
TOTREMIT     TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE            Number two decimals
ENDSCHEDBAL  ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED          Number two decimals
             ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
             .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL    ENDING TRIAL BALANCE                                      Number two decimals
             .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE   ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT         DD-MMM-YY
ACTCODE      60 IF PAIDOFF, BLANK IF NOT APPLICABLE                    Number no decimals
ACTDATE      ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE               DD-MMM-YY
INTRATE      INTEREST RATE, REQUIRED                                   Number seven decimals
                                                                       Example .0700000 for 7.00%
SFRATE       SERVICE FEE RATE, REQUIRED                                Number seven decimals
                                                                       Example .0025000 for .25%
PTRATE       PASS THRU RATE, REQUIRED                                  Number seven decimals
                                                                       Example .0675000 for 6.75%
PIPMT        P&I CONSTANT, REQUIRED                                    Number two decimals
             .00 IF PAIDOFF


                                      D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

DATA FIELD                     FORMAT                                                     DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage               NUMBER(6,5)                                                The percent of coverage provided by the
                                                                                          PMI company in the event of loss on a
                                                                                          defaulted loan.

Actual MI claim filed date     DATE(MM/DD/YYYY)                                           Actual date that the claim was submitted
                                                                                          to the PMI company.

Actual bankruptcy start date   DATE(MM/DD/YYYY)                                           Actual date that the bankruptcy petition
                                                                                          is filed with the court.

Actual MI claim amount filed   NUMBER(15,2)                                               The amount of the claim that was filed by
                                                                                          the servicer with the PMI company.

Actual discharge date          DATE(MM/DD/YYYY)                                           Actual date that the Discharge Order is
                                                                                          entered in the bankruptcy docket.

Actual due date                DATE(MM/DD/YYYY)                                           Actual due date of the next outstanding
                                                                                          payment amount due from the mortgagor.

Actual eviction complete date  DATE(MM/DD/YYYY)                                           Actual date that the eviction proceedings
                                                                                          are completed by local counsel.

Actual eviction start date     DATE(MM/DD/YYYY)                                           Actual date that the eviction proceedings
                                                                                          are commenced by local counsel.

Actual first legal date        DATE(MM/DD/YYYY)                                           Actual date that foreclosure counsel filed
                                                                                          the first legal action as defined by state
                                                                                          statute.

Actual redemption end date     DATE(MM/DD/YYYY)                                           Actual date that the foreclosure
                                                                                          redemption period expires.

Bankruptcy chapter             VARCHAR2(2) 7= Chapter 7 filed     11= Chapter 11 filed    Chapter of bankruptcy filed.
                                           12= Chapter 12 filed   13= Chapter 13 filed

Bankruptcy flag                VARCHAR2(2) Y=Active Bankruptcy    N=No Active Bankruptcy  Servicer defined indicator that identifies that the property is an asset in an active
                                                                                          bankruptcy case.

Bankruptcy Case Number         VARCHAR2(15)                                               The court assigned case number of the
                                                                                          bankruptcy filed by a party with interest
                                                                                          in the property.


                                      D-2-1

MI claim amount paid           NUMBER(15,2)                                               The amount paid to the servicer by the PMI
                                                                                          company as a result of submitting an MI
                                                                                          claim.

MI claim funds received date   DATE(MM/DD/YYYY)                                           Actual date that funds were received from
                                                                                          the PMI company as a result of
                                                                                          transmitting an MI claim.

Current loan amount            NUMBER(10,2)                                               Current unpaid principal balance of the
                                                                                          loan as of the date of reporting to Aurora
                                                                                          Master Servicing.

Date FC sale scheduled         DATE(MM/DD/YYYY)                                           Date that the foreclosure sale is
                                                                                          scheduled to be held.

Date relief/dismissal granted  DATE(MM/DD/YYYY)                                           Actual date that the dismissal or relief
                                                                                          from stay order is entered by the
                                                                                          bankruptcy court.

Date REO offer accepted        DATE(MM/DD/YYYY)                                           Actual date of acceptance of an REO offer.

Date REO offer received        DATE(MM/DD/YYYY)                                           Actual date of receipt of an REO offer.

Delinquency value              NUMBER(10,2)                                               Value obtained typically from a BPO prior
                                                                                          to foreclosure referral not related to
                                                                                          loss mitigation activity.

Delinquency value source       VARCHAR2(15) BPO= Broker's Price Opinion                   Name of vendor or management company that
                                            Appraisal=Appraisal                           provided the delinquency valuation amount.

Delinquency value date         DATE(MM/DD/YYYY)                                           Date that the delinquency valuation amount
                                                                                          was completed by vendor or property
                                                                                          management company.

Delinquency flag               VARCHAR2(2) Y= 90+ delinq. Not in FC, Bky or Loss mit      Servicer defined indicator that identifies
                                           N=Less than 90 days delinquent                 that the loan is delinquent but is not
                                                                                          involved in loss mitigation, foreclosure,
                                                                                          bankruptcy or REO.

Foreclosure flag               VARCHAR2(2) Y=Active foreclosure  N=No active foreclosure  Servicer defined indicator that identifies that the loan is involved in foreclosure
                                                                                          proceedings.

Corporate expense balance      NUMBER(10,2)                                              Total of all cumulative expenses advanced
                                                                                          by the servicer for non-escrow expenses
                                                                                          such as but not limited to: FC fees and
                                                                                          costs, bankruptcy fees and costs, property
                                                                                          preservation and property inspections.


                                      D-2-2

Foreclosure attorney referral  DATE(MM/DD/YYYY)                                           Actual date that the loan was referred to
date                                                                                      local counsel to begin foreclosure
                                                                                          proceedings.

Foreclosure valuation amount   NUMBER(15,2)                                               Value obtained during the foreclosure
                                                                                          process. Usually as a result of a BPO and
                                                                                          typically used to calculate the bid.

Foreclosure valuation date     DATE(MM/DD/YYYY)                                           Date that foreclosure valuation amount was
                                                                                          completed by vendor or property management
                                                                                          company.

Foreclosure valuation source   VARCHAR2(80) BPO= Broker's Price Opinion                   Name of vendor or management company that
                               Appraisal=Appraisal                                        provided the foreclosure valuation amount.

FHA 27011A transmitted date    DATE(MM/DD/YYYY)                                           Actual date that the FHA 27011A claim was
                                                                                          submitted to HUD.

FHA 27011 B transmitted date   DATE(MM/DD/YYYY)                                           Actual date that the FHA 27011B claim was
                                                                                          submitted to HUD.

VA LGC/ FHA Case number        VARCHAR2(15)                                               Number that is assigned individually to
                                                                                          the loan by either HUD or VA at the time
                                                                                          of origination. The number is located on
                                                                                          the Loan Guarantee Certificate (LGC) or
                                                                                          the Mortgage Insurance Certificate (MIC).

FHA Part A funds received      DATE(MM/DD/YYYY)                                           Actual date that funds were received from
date                                                                                      HUD as a result of transmitting the 27011A
                                                                                          claim.

Foreclosure actual sale date   DATE(MM/DD/YYYY)                                           Actual date that the foreclosure sale was
                                                                                          held.

Servicer loan number           VARCHAR2(15)                                               Individual number that uniquely identifies
                                                                                          loan as defined by servicer.

Loan type                      VARCHAR2(2) 1=FHA Residential        2=VA Residential      Type of loan being serviced generally
                                           3=Conventional w/o PMI   4=Commercial          defined by the existence of certain types
                                           5=FHA Project            6=Conventional w/PMI  of insurance. (ie: FHA, VA, conventional
                                           7=HUD 235/265            8=Daily Simple        insured, conventional uninsured, SBA,
                                                                      Interest Loan       etc.)
                                           9=Farm Loan              U=Unknown
                                           S=Sub prime

Loss mit approval date         DATE(MM/DD/YYYY)                                           The date determined that the servicer and
                                                                                          mortgagor agree to pursue a defined loss
                                                                                          mitigation alternative.


                                      D-2-3

Loss mit flag                  VARCHAR2(2) Y= Active loss mitigation                      Servicer defined indicator that identifies
                               N=No active loss mitigation                                that the loan is involved in completing a
                                                                                          loss mitigation alternative.

Loss mit removal date          DATE(MM/DD/YYYY)                                           The date that the mortgagor is denied loss
                                                                                          mitigation alternatives or the date that
                                                                                          the loss mitigation alternative is
                                                                                          completed resulting in a current or
                                                                                          liquidated loan.

Loss mit type                  VARCHAR2(2) L= Loss Mitigation      LT=Litigation pending  The defined loss mitigation alternative
                                           NP=Pending              CH=Charge off          identified on the loss mit approval date.
                                              non-performing sale
                                           DI= Deed in lieu        FB= Forbearance plan
                                           MO=Modification         PC=Partial claim
                                           SH=Short sale           VA=VA refunding

Loss mit value                 NUMBER(10,2)                                               Value obtained typically from a BPO prior
                                                                                          to foreclosure sale intended to aid in the
                                                                                          completion of loss mitigation activity.

Loss mit value date            DATE(MM/DD/YYYY)                                           Name of vendor or management company that
                                                                                          provided the loss mitigation valuation
                                                                                          amount.

Loss mit value source          VARCHAR2(15) BPO= Broker's Price Opinion                   Date that the lost mitigation valuation
                                            Appraisal=Appraisal                           amount was completed by vendor or property
                                                                                          management company.

MI certificate number          VARCHAR2(15)                                               A number that is assigned individually to
                                                                                          the loan by the PMI company at the time of
                                                                                          origination. Similar to the VA LGC/FHA
                                                                                          Case Number in purpose.

LPMI Cost                      NUMBER(7,7)                                                The current premium paid to the PMI
                                                                                          company for Lender Paid Mortgage
                                                                                          Insurance.

Occupancy status               VARCHAR2(1) O=Owner occupied   T=Tenant occupied           The most recent status of the property
                                           U=Unknown          V=Vacant                    regarding who if anyone is occupying the
                                                                                          property. Typically a result of a routine
                                                                                          property inspection.

First Vacancy date/            DATE(MM/DD/YYYY)                                           The date that the most recent occupancy
Occupancy status date                                                                     status was determined. Typically the
                                                                                          date of the most recent property
                                                                                          inspection.

Original loan amount           NUMBER(10,2)                                               Amount of the contractual obligations (ie:
                                                                                          note and mortgage/deed of trust).


                                      D-2-4

Original value amount          NUMBER(10,2)                                               Appraised value of property as of
                                                                                          origination typically determined through
                                                                                          the appraisal process.

Origination date               DATE(MM/DD/YYYY)                                           Date that the contractual obligations (ie:
                                                                                          note and mortgage/deed of trust) of the
                                                                                          mortgagor was executed.

FHA Part B funds received      DATE(MM/DD/YYYY)                                           Actual date that funds were received fro
                                                                                          HUD as a result of transmitting the 27011B
                                                                                          claim.

Post petition due date         DATE(MM/DD/YYYY)                                           The post petition due date of a loan
                                                                                          involved in a chapter 13 bankruptcy.

Property condition             VARCHAR2(2) 1= Excellent  2=Good                           Physical condition of the property as most
                                           3=Average     4=Fair                           recently reported to the servicer by
                                           5=Poor        6=Very poor                      vendor or property management company.

Property type                  VARCHAR2(2)      1=Single family         2=Town house      Type of property secured by mortgage such
                               3=Condo          4=Multifamily           5=Other           as: single family, 2-4 unit, etc.
                               6=Prefabricated  B=Commercial            C=Land only
                               7=Mobile home    U=Unknown               D=Farm
                               A=Church         P=PUD                   R=Row house
                               O=Co-op          M=Manufactured housing  24= 2-4 family
                               CT=Condotel      MU=Mixed use

Reason for default             VARCHAR2(3) 001=Death of     02=Illness of principal mtgr  Cause of delinquency as identified by
                               principal mtgr                                             mortgagor.
                               003=Illness of mtgr's
                                   family member
                               004=Death of mtgr's
                                   family member            005=Marital difficulties
                               006=Curtailment of income    007=Excessive obligations
                               008=Abandonment of property  009=Distant employee
                                                                transfer
                               011=Property problem         012=Inability to sell
                                                                property
                               013=Inability to rent
                                   property                 014=Military service
                               015=Other                    016=Unemployment
                               017=Business failure         019=Casualty loss
                               022=Energy-Environment
                                   costs                    023= Servicing problems
                               026= Payment adjustment      027=Payment dispute
                               029=Transfer ownership
                                   pending                  030=Fraud
                               031=Unable to contact
                                   borrower                 INC=Incarceration

REO repaired value             NUMBER(10,2)                                               The projected value of the property that
                                                                                          is adjusted from the "as is" value
                                                                                          assuming necessary repairs have been made
                                                                                          to the property as determined by the
                                                                                          vendor/property management company.


                                      D-2-5

REO list price adjustment      NUMBER(15,2)                                               The most recent listing/pricing amount as
amount                                                                                    updated by the servicer for REO
                                                                                          properties.

REO list price adjustment      DATE(MM/DD/YYYY)                                           The most recent date that the servicer
date                                                                                      advised the agent to make an adjustment to
                                                                                          the REO listing price.

REO value (as is)              NUMBER(10,2)                                               The value of the property without making
                                                                                          any repairs as determined by the
                                                                                          vendor/property management company.

REO actual closing date        DATE(MM/DD/YYYY)                                           The actual date that the sale of the REO
                                                                                          property closed escrow.

REO flag                       VARCHAR2(7) Y=Active REO  N=No active REO                  Servicer defined indicator that identifies
                                                                                          that the property is now Real Estate
                                                                                          Owned.

REO original list date         DATE(MM/DD/YYYY)                                           The initial/first date that the property
                                                                                          was listed with an agent as an REO.

REO original list price        NUMBER(15,2)                                               The initial/first price that was used to
                                                                                          list the property with an agent as an REO.

REO net sales proceeds         NUMBER(10,2)                                               The actual REO sales price less closing
                                                                                          costs paid. The net sales proceeds are
                                                                                          identified within the HUD1 settlement
                                                                                          statement.

REO sales price                NUMBER(10,2)                                               Actual sales price agreed upon by both the
                                                                                          purchaser and servicer as documented on
                                                                                          the HUD1 settlement statement.

REO scheduled close date       DATE(MM/DD/YYYY)                                           The date that the sale of the REO property
                                                                                          is scheduled to close escrow.

REO value date                 DATE(MM/DD/YYYY)                                           Date that the vendor or management company
                                                                                          completed the valuation of the property
                                                                                          resulting in the REO value (as is).

REO value source               VARCHAR2(15) BPO= Broker's Price Opinion                   Name of vendor or management company that
                                            Appraisal=Appraisal                           provided the REO value (as is).

Repay first due date           DATE(MM/DD/YYYY)                                           The due date of the first scheduled
                                                                                          payment due under a forbearance or
                                                                                          repayment plan agreed to by both the
                                                                                          mortgagor and servicer.


                                      D-2-6


Repay next due date            DATE(MM/DD/YYYY)                                           The due date of the next outstanding
                                                                                          payment due under a forbearance or
                                                                                          repayment plan agreed to by both the
                                                                                          mortgagor and servicer.

Repay plan
broken/reinstated/closed date  DATE(MM/DD/YYYY)                                           The servicer defined date upon which the
                                                                                          servicer considers that the plan is no
                                                                                          longer in effect as a result of plan
                                                                                          completion or mortgagor's failure to remit
                                                                                          payments as scheduled.

Repay plan created date        DATE(MM/DD/YYYY)                                           The date that both the mortgagor and
                                                                                          servicer agree to the terms of a
                                                                                          forbearance or repayment plan.

SBO loan number                NUMBER(9)                                                  Individual number that uniquely identifies
                                                                                          loan as defined by Aurora Master
                                                                                          Servicing.

Escrow balance/advance         NUMBER(10,2)                                               The positive or negative account balance
balance                                                                                   that is dedicated to payment of hazard
                                                                                          insurance, property taxes, MI, etc.
                                                                                          (escrow items only)

Title approval letter          DATE(MM/DD/YYYY)                                           The actual date that the title approval
received date                                                                             was received as set forth in the HUD title
                                                                                          approval letter.

Title package HUD/VA date      DATE(MM/DD/YYYY)                                           The actual date that the title package was
                                                                                          submitted to either HUD or VA.

VA claim funds received date   DATE(MM/DD/YYYY)                                           The actual date that funds were received
                                                                                          by the servicer from the VA for the
                                                                                          expense claim submitted by the servicer.

VA claim submitted date        DATE(MM/DD/YYYY)                                           The actual date that the expense claim was
                                                                                          submitted by the servicer to the VA.

VA first funds received        NUMBER(15,2)                                               The amount of funds received by the
amount                                                                                    servicer from VA as a result of the
                                                                                          specified bid.

VA first funds received date   DATE(MM/DD/YYYY)                                           The date that the funds from the specified
                                                                                          bid were received by the servicer from the
                                                                                          VA.

VA NOE submitted date          DATE(MM/DD/YYYY)                                           Actual date that the Notice of Election to
                                                                                          Convey was submitted to the VA.

Zip Code                       VARCHAR2(5)                                                US postal zip code that corresponds to
                                                                                          property location.


                                      D-2-7

FNMA Delinquency status code   VARCHAR2(3)      09=Forbearance  17=Preforeclosure sale    The code that is electronically reported
                               24=Drug seizure  26=Refinance    27=Assumption             to FNMA by the servicer that reflects the
                               28=Modification  29=Charge-off   30=Third-party sale       current defaulted status of a loan. (ie:
                               31=Probate       32=Military     43=Foreclosure            65, 67, 43 or 44)
                                                   indulgence
                               44=Deed-in-lieu  49=Assignment   61=Second lien
                                                                   considerations
                               62=VA no-bid     63=VA Refund    64=VA Buydown
                               65=Ch. 7         66=Ch. 11       67=Ch. 13 bankruptcy
                                  bankruptcy       bankruptcy

FNMA delinquency reason code   VARCHAR2(3) 001=Death of principal mtgr                    The code that is electronically reported
                               002=Illness of principal mtgr                              to FNMA by the servicer that describes the
                               003=Illness of mtgr's     004=Death of mtgr's family       circumstance that appears to be the
                                   family member             member                       primary contributing factor to the
                               005=Marital difficulties  006=Curtailment of income        delinquency.
                               007=Excessive             008=Abandonment of property
                                   obligations
                               009=Distant employee      011=Property problem
                                   transfer
                               012=Inability to sell     013=Inability to rent property
                                   property
                               014=Military service      015=Other
                               016=Unemployment          017=Business failure
                               019=Casualty loss         022=Energy-Environment costs
                               023= Servicing problems   026= Payment adjustment
                               027=Payment dispute       029=Transfer ownership pending
                               030=Fraud                 031=Unable to contact borrower
                               INC=Incarceration

Suspense balance               NUMBER(10,2)                                               Money submitted to the servicer, credited
                                                                                          to the mortgagor's account but not
                                                                                          allocated to principal, interest, escrow,
                                                                                          etc.

Restricted escrow balance      NUMBER(10,2)                                               Money held in escrow by the mortgage
                                                                                          company through completion of repairs to
                                                                                          property.

Investor number                NUMBER (10,2)                                              Unique number assigned to a group of loans
                                                                                          in the servicing system.


                                      D-2-8

                                    EXHIBIT E

                           Schedule of Mortgage Loans

                             [Intentionally Omitted]

                                    EXHIBIT F

                                                                          [Date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention: Mortgage Finance LXS 2006-10N

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO 80112
Mail Stop Code - 3195

     Reference is made to the Reconstituted Servicing Agreement dated as of June 1, 2006 (the "Agreement"), by and among Lehman Brothers Holdings Inc. and SunTrust Mortgage, Inc. (the "Servicer") and acknowledged by Aurora Loan Services LLC (the "Master Servicer") and [______________], as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                        SUNTRUST MORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT G

                               TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Originators: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Custodian: Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.